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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 2, 2004
                                                         ----------------

                                CBRL GROUP, INC.


         Tennessee                       0-25225                 62-1749513
         ---------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 8.01.  Other Events.

     On December 2, 2004, Michael A. Woodhouse, President, Chief Executive Officer and Chairman of the Board of CBRL Group, Inc. (the "Company"), notified the Company that he had entered into a trading plan to exercise certain options and sell up to an aggregate of 50,000 shares of the Company's common stock in order to diversify his investments. The sales are expected to occur during a period commencing on December 3, 2004 and ending on March 25, 2005. Mr. Woodhouse does not have any control over the timing of the sales under the plan. The shares to be sold will be issued pursuant to the exercise of certain stock options, all of which will expire in the next 21 months, held by Mr. Woodhouse. Upon execution of the transactions under the plan, Mr. Woodhouse will continue to be ahead of the predetermined schedule for full compliance with the Company's stock ownership guidelines for executive officers. Mr. Woodhouse presently directly owns 94,085 shares of the Company's common stock, which he will continue to own after transactions under the plan are completed, and he will continue to have options for an additional 710,036 shares of common stock following completion of the trading plan. Any sales under the plan will be publicly disclosed through Form 4 filings with the Commission.

     Mr. Woodhouse's trading plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. It is the Company's policy to disclose when the Chief Executive Officer, Chief Financial Officer or Chairman of the Board enter into a trading plan that is intended to comply with Rule 10b5-1.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2004                    CBRL GROUP, INC.


                                           By:  /s/ James F. Blackstock
                                              ----------------------------------
                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary